                  --------------------------------------------



                            STOCK PURCHASE AGREEMENT


                                 by and between


                           ENDOCARDIAL SOLUTIONS, INC.


                                       and


                        MEDTRONIC ASSET MANAGEMENT, INC.


                           Dated as of March __, 1997



                  --------------------------------------------

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT is made and entered into as of March __, 1997 by and between ENDOCARDIAL SOLUTIONS, INC. (the "Company"), a Delaware corporation, and MEDTRONIC ASSET MANAGEMENT, INC. ("Medtronic"), a Minnesota corporation.

                                    RECITALS

     WHEREAS, the Company is currently engaged in an initial public offering (the "Initial Public Offering") of its Common Stock, $.01 par value per share (the "Common Stock"), for which it has filed a registration statement on Form S-1 and amendments thereto (File No. 333-20677, the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"); and

     WHEREAS, concurrently with the Initial Public Offering, the Company desires to issue and sell to Medtronic, and Medtronic desires to purchase from the Company, upon the terms and subject to the conditions set forth in this Agreement, 750,000 shares (the "Shares") of the Company's Common Stock.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     1.1 SPECIFIC DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

     "AGREEMENT" means this Agreement and all exhibits and schedules hereto.

     "CLOSING DATE" means the date of the First Closing Date (as defined in the Purchase Agreement) of the Initial Public Offering.

     "COMMON STOCK" has the meaning assigned to such term in the recitals of this Agreement.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "FINAL PROSPECTUS" means the final prospectus relating to the Initial Public Offering filed with the SEC pursuant to Rule 424(b) under the Securities Act.

     "FORM S-3" means such form under the Securities Act in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "HOLDER" means Medtronic or any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Article VI hereof.

     "INITIAL PUBLIC OFFERING" has the meaning assigned to such term in the recitals of this Agreement.

     "INITIATING HOLDERS" means Holders of more than fifty percent (50%) of the Registrable Securities then outstanding.

     "INVESTMENT AGREEMENT" means that certain Investment Agreement, dated April 26, 1996, between the Company and Medtronic.

     "INVESTORS' RIGHTS AGREEMENT" means that certain Amended and Restated Investors' Rights Agreement, dated as of January 31, 1995, as amended April 26, 1996, between the Company and the purchasers of the Company's Series A Preferred Stock and Series B Preferred Stock identified on the signature pages thereto.

     "LIENS" means liens, mortgages, charges, security interests, claims, voting trusts, pledges, encumbrances, options, assessments, restrictions, or third-party or spousal interests of any nature.

     "KNOWLEDGE" means actual knowledge of a fact or the knowledge which such person could reasonably be expected to have based on reasonable inquiry. The knowledge of an entity shall include the knowledge of such entity's officers.

     "PRELIMINARY PROSPECTUS" means the preliminary prospectus delivered in connection with the Initial Public Offering.

     "PURCHASE AGREEMENT" means the Purchase Agreement to be entered into between the Company and the Representatives in connection with the underwriting of the Initial Public Offering.

     "REGISTER," "REGISTER," and "REGISTRATION" means a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" means (i) the Shares and (ii) any shares of Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 under the Securities Act or sold in a private transaction in which the transferror's rights under Article VI of this Agreement are not assigned.

     "REGISTRABLE SECURITIES THEN OUTSTANDING" means the number of Shares determined by calculating the total number of Shares that are Registrable Securities and are then issued and outstanding.

     "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Section 6.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Ten Thousand Dollars ($10,000) of a single special counsel for the holders of Registrable Securities, blue sky fees and expenses (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     "REGISTRATION STATEMENT" has the meaning assigned to such term in the recitals of this Agreement.

     "REPRESENTATIVES" means Piper Jaffray Inc. and Volpe, Welty & Company as representatives of the Underwriters named in the Purchase Agreement.

     "SEC" has the meaning assigned to such term in the recitals of this Agreement.

     "SECURITIES ACT" has the meaning assigned to such term in the recitals of this Agreement.

     "SELLING EXPENSES" means all underwriting discounts and commissions applicable to a sale of Registrable Securities.

     "SHARES" has the meaning assigned to such term in the recitals of this Agreement.

     "UNDERWRITERS" means the underwriters to be named in the Purchase
Agreement.


     1.2  DEFINITIONAL PROVISIONS.

          (a) The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

          (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice-versa.

          (c) References to an "Exhibit" or to a "Schedule" are, unless otherwise specified, to one of the Exhibits or Schedules attached to or referenced in this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement.

          (d) The term "person" includes any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.


                                   ARTICLE II
                            PURCHASE OF COMMON STOCK

     2.1 PURCHASE AND SALE OF SHARES. On the Closing Date and subject to the conditions set forth in this Agreement, the Company hereby agrees to issue, sell and deliver to Medtronic, and Medtronic hereby agrees to accept and purchase from the Company, the Shares.

     2.2 PURCHASE PRICE. The purchase price for the Shares shall be an amount equal to (a) the number of Shares (750,000) multiplied by (b) the Price to Public set forth in the Final Prospectus, payable on the Closing Date by wire transfer of immediately available funds to the Company's account designated by the Company to Medtronic.

                                   ARTICLE III
                              CONDITIONS TO CLOSING

     3.1 CONDITIONS OF OBLIGATION OF MEDTRONIC. The obligation of Medtronic to complete the purchase of the Shares on the Closing Date in accordance with the terms set forth herein is subject to the satisfaction (or waiver by Medtronic) of each of the following conditions:

          (a) The representations and warranties made by the Company in this Agreement shall be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

          (b) The Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the SEC, and any request of the SEC for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

          (c) The Company shall have obtained the consent or consents required under the Investors' Rights Agreement in order to enter into this Agreement and grant to Medtronic the registration rights granted to Medtronic in
     Article VI hereof.

          (d) Medtronic shall have received a certificate, dated the Closing Date, of the President and Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that to the best of the knowledge of each such officer:

               (i) the representations of the Company in this Agreement are true and correct as if made on and as of the Closing Date, and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the SEC.

          (e) The First Closing (as defined in the Purchase Agreement) with respect to the Initial Public Offering shall have occurred.

     Medtronic shall be under no obligation to purchase the Shares hereunder if the Closing Date has not occurred on or before May 17, 1997.

     3.2 CONDITIONS OF OBLIGATION OF THE COMPANY. The obligation of the Company to complete the sale of the shares on the Closing Date in accordance with the terms set forth herein is subject to the satisfaction (or waiver by the Company) of each of the following conditions:

          (a) The representations and warranties made by Medtronic in this Agreement shall be correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date.

          (b) The Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the SEC, and any request of the SEC for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

          (c) The Company shall have received a certificate, dated the Closing Date, of an appropriate officer of Medtronic, to the effect that to the best of the knowledge of such officer the representations of Medtronic in this Agreement are true and correct as if made on and as of the Closing Date, and Medtronic has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (d) The First Closing (as defined in the Purchase Agreement) with respect to the Initial Public Offering shall have occurred.


                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Medtronic as follows:

     4.1 ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification and where the failure to be so licensed or qualified could have material adverse effect upon the Company or its business. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Agreement, and to issue, sell and deliver the Shares. The Company has no subsidiaries.

     4.2  AUTHORIZATION OF AGREEMENT, ETC.

          (a) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the issuance, sale and delivery of the Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or the By-laws of the Company, in each case as amended, or any provision of any material indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such material indenture, agreement or other instrument, or result in the creation or imposition of any material Lien upon any of the properties or assets of the Company.

          (b) The Shares have been duly authorized and validly issued, and upon receipt of payment therefor on the Closing Date in accordance with the terms of this Agreement, will be fully paid and nonassessable. Upon issuance and delivery of the Shares pursuant to this Agreement, the Shares will be free and clear of all Liens imposed by or through the Company.

     4.3 VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to the discretion of the courts in awarding equitable relief and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the rights of creditors generally.

     4.4 REGISTRATION STATEMENT. The Registration Statement, as amended by Amendments No. 1, No. 2 and No. 3 thereto, including the Preliminary Prospectus, copies of which have heretofore been delivered to Medtronic, has been prepared by Seller in conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and Regulations") of the SEC under the Securities Act, and has been filed with the Commission under the Securities Act; such amendment or amendments to such Registration Statement, copies of which have heretofore been delivered to Medtronic, as may have been made prior to the date of this Agreement have been so prepared and filed; and Seller has so prepared and proposes so to file the Final Prospectus in accordance with Rule 424 promulgated under the Securities Act.

     4.5 NO STOP ORDER; ERRORS AND OMISSIONS. The Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus. At the time of filing the Preliminary Prospectus, such prospectus did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Registration Statement when it becomes effective and Final Prospectus when filed with the SEC pursuant to Rule 424 of the Rules and Regulations and at all times subsequent thereto up to the Closing Date and any amendments or supplements thereto will contain as of their respective dates all material statements and information which are required to be included therein in accordance with the Securities Act and the Rules and Regulations and will in all material respects conform to the requirements of the Securities Act and the Rules and Regulations, and neither the Registration Statement nor the Final Prospectus, nor any amendment or supplement thereto, will include as of such dates any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     4.6 ABSENCE OF CERTAIN CHANGES. Except as contemplated in the Registration Statement, subsequent to the respective dates as of which information is given in the Registration Statement, the Company has not incurred any direct or, to the best of the Company's knowledge, contingent material liabilities or material obligations, or entered into any material transactions or contracts, not in the ordinary course of business, and there has not been any material increase or decrease in any thereof or in any debt, except pursuant to the terms of the instruments governing the same, or any material adverse change in the present or, the Company's best knowledge, prospective, general affairs, business, management, or financial condition of the Company.

                                    ARTICLE V
                   REPRESENTATIONS AND WARRANTIES OF MEDTRONIC

Medtronic represents and warrants to the Company as follows:

     5.1 PURCHASE OF SHARES. Medtronic is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Shares. Medtronic has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of Medtronic's investment in the Company and Medtronic is able financially to bear the risks thereof. Medtronic, in its capacity as a shareholder of the Company and through its representative on the Company's Board of Directors, has received copies of the Registration Statement, and all amendments thereto, and the Preliminary Prospectus, and has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management. The Shares are being acquired for Medtronic's own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Medtronic understands that (i) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof or Regulation D promulgated under the Securities Act, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect.

     5.2 CORPORATE AUTHORITY. The execution, delivery and performance by Medtronic of this Agreement and the transactions contemplated hereby has been duly and validly authorized and approved by all requisite corporate action on the part of Medtronic, and the execution and the delivery of this Agreement and consummation of the transactions contemplated hereby and compliance with and fulfillment of the terms and provisions hereof will not (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Articles of Incorporation or Bylaws of Medtronic, or (ii) require any affirmative approval, consent, authorization or other order or action of any court, governmental authority, regulatory body, creditor or any other person. Medtronic has all requisite power and authority to do and perform all acts and things required to be done by it under this Agreement and the agreements contemplated hereby. This Agreement constitutes the valid and binding obligation of Medtronic enforceable in accordance with their terms except as may be limited by laws affecting creditors' rights generally or by judicial limitations on the right to specific performance.

                                   ARTICLE VI
                  RESTRICTIONS ON TRANSFER, REGISTRATION RIGHTS

     6.1  RESTRICTIONS ON TRANSFER.

          (a) Each Holder agrees not to make any disposition of all or any portion of the Shares (excluding Shares that are no longer Registrable Securities by reason of having been sold by a person to the public either pursuant to a registration statement or Rule 144 under the Securities Act or sold in a private transaction in which the transferror's rights under
     Article VI of this Agreement are not assigned) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Article VI, provided and to the extent this Article is then applicable and:

               (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (iii) Notwithstanding the provisions of clauses (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners in accordance with partnership interests, or (B) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this
          Section 6.1 to the same extent as if he were an original Holder hereunder.

          (b) Each certificate representing the Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in the Agreement):

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL OR BASED ON OTHER WRITTEN

          EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

          (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     6.2  DEMAND REGISTRATION.

          (a) Subject to the conditions of this Section 6.2, if the Company shall receive at any time after the date hereof, a written request from Initiating Holders that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public in excess of $2,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of
     Section 6.2(b), effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

          (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this
     Section 6.2 and the Company shall include such information in the written notice referred to in Section 6.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 6.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all Holders participating in the related registration (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (c) The Company shall not be obligated to effect more than two (2) registrations pursuant to this Section 6.2.

          6.3  PIGGYBACK REGISTRATIONS.

          (a) The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans and corporate reorganizations) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder of Registrable Securities decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (b) If the registration statement under which the Company gives notice under this Section 6.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
     Section 6.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provisions of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by such Holders; and third, to any shareholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, except that in no event shall the amount of securities of the selling Holders included in he registration be reduced below twenty-five percent (25%) of the total amount of securities included in such registration. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of such Holders of not less than seventy percent (70%) of the Registrable Securities proposed to be sold in the offering.

     6.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect the registration under the Securities Act, and any related qualification or compliance with respect to, all or a part of the Registrable Securities owned by such Holder or Holders by the filing with the SEC of a registration statement on Form S-3 covering such Registrable Securities, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 6.4: (i) if

     Form S-3 under the Securities Act is not available for such offering by the Holders, (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 6.4, (iv) if the Company has already effected two (2) registrations for the Holders pursuant to this Section 6.4, or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

     6.5 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 6.2 or any registration under Section 6.3 or Section 6.4 shall be borne by the Company. All Selling Expenses incurred in connection with any such registration shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 6.2 or Section 6.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Company was aware but the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 6.2 or
Section 6.4 (in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to Section 6.5, then the Holders shall not forfeit their rights pursuant to Section 6.2 or Section 6.4 to a demand registration.

     6.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement on Form S-3 (or such other Form as is then available to the Company in connection with such registration) with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one year.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating is such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

     6.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Article VI shall terminate and be of no further force and effect five
(5) years after the date following the Closing Date.

     6.8 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article VI.

     6.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 6.2; 6.3 or 6.4:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the
     Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

     (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 6.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, or controlling person of such Holder.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 6.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further that in no event shall any indemnity under this Section

     6.9(b) exceed the gross proceeds from the offering received by such Holder unless the Violation is the result of fraud on the part of such Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
     6.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party provided however, that if there is more than one indemnified party, the indemnifying party shall pay for the fees and expenses of one counsel for any and all indemnified parties to be mutually agreed upon by such indemnified parties, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.9.

          (d) If the indemnification provided for in this Section 6.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the final prospectus filed with the SEC pursuant to SEC Rule 424(b), such indemnity agreement shall not inure to the benefit of any person if a copy of such final prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          (f) The obligations of the Company and Holders under this Section 6.9 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

     6.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Article VI may be assigned by a Holder to a transferee or assignee of Registrable Securities; provided, however, that no such transferee or assignee shall be entitled to registration rights under this Article VI hereof unless it acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations) and the Company shall, within twenty (20) days after such transfer, be furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that a Holder's failure to provide such notice to the Company shall not in any way impair a Holder's right to make an assignment under this Section 6.10, but until such notice is provided the Company may continue to treat the original Holder (and not the Holder's assignee) as the Holder of the registration rights. Notwithstanding the foregoing, rights to cause the Company to register securities may be assigned to any person or entity who is a subsidiary, parent, general partner or limited partner of a Holder regardless of the number of shares transferred to such person or entity.

     6.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Article VI may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least seventy percent (70%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 6.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article VI, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     6.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any person or persons providing for the granting to such holder of registration rights pari passu or senior to those granted to Holders pursuant to this Article VI, or of registration rights which might cause a reduction in the number of shares includable by the Holders in any offering pursuant to Section 6.2 or in any offering subject to Section 6.3.

     6.13 REGISTRATION RIGHTS SEPARATE FROM OTHER REGISTRATION RIGHTS. The registration rights granted to any Holder hereunder shall be deemed to be separate and distinct from any other registration rights (the "Other Registration Rights") granted by the Company to any such Holders or any other holder of the Company's securities, including without limitation, registration rights granted by the Company to holders of its securities pursuant to the Investment Agreement or the Investors' Rights Agreement. In addition, any registration of Registrable Securities pursuant to the rights granted hereunder shall not affect the rights of any Holder or any other person under the Other Registration Rights, and any registration of the Company's securities under the Other Registration Rights shall not affect the rights of any Holder of Registrable Securities hereunder.


                                   ARTICLE VII
                                 INDEMNIFICATION

     7.1 INDEMNIFICATION OF MEDTRONIC. The Company shall indemnify, defend and hold harmless Medtronic and each of its subsidiaries, officers, directors and stockholders (Medtronic and such other indemnitees referred to in this Article VII as "Medtronic") from and against and in respect of any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, interest and penalties, costs and expenses (including, without limitation, reasonable legal fees and disbursements incurred in connection therewith and in seeking indemnification therefor, and any amounts or expenses required to be paid or incurred in connection with any action, suit, proceeding, claim, appeal, demand, assessment or judgment) ("Indemnifiable Losses"), resulting from, arising out of, or imposed upon or incurred by any person to be indemnified hereunder by reason of any breach of any representation, warranty, covenant or agreement of the Company contained in this Agreement or any agreement, certificate or document executed and delivered by the Company pursuant hereto or in connection with any of the transactions contemplated by this Agreement.

     7.2 INDEMNIFICATION OF THE COMPANY. Medtronic shall indemnify, defend and hold harmless the Company and each of its subsidiaries, officers, directors and stockholders (the Company and such other indemnitees referred to in this Article VII as the "Company") from and against and in respect of any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, interest and penalties, costs and expenses (including, without limitation, reasonable legal fees and disbursements incurred in connection therewith and in seeking indemnification therefor, and any amounts or expenses required to be paid or incurred in connection with any action, suit, proceeding, claim, appeal, demand, assessment or judgment), resulting from, arising out of, or imposed upon or incurred by any person to be indemnified hereunder by reason of any breach of any representation, warranty, covenant or agreement of Medtronic contained in this Agreement or any agreement, certificate or document executed and delivered by Medtronic pursuant hereto or in connection with the transactions contemplated by this Agreement.

     7.3 THIRD-PARTY CLAIMS. If a claim by a third party is made against an indemnified party and if the indemnified party intends to seek indemnity with respect thereto under this Article VII, such indemnified party shall promptly notify the indemnifying party of such claim; provided, however, that failure to give timely notice shall not affect the rights of the indemnified party so long as the failure to give timely notice does not adversely affect the indemnifying party's ability to defend such claim against a third party. The indemnified party shall not settle such claim without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed. If the indemnifying party acknowledges in writing its indemnity obligations for Indemnifiable Losses resulting therefrom, the indemnifying party may participate at its own cost and expense in the settlement or defense of any claim for which indemnification is sought; PROVIDED THAT such settlement or defense shall be controlled by the indemnified party.

     7.4 COOPERATION AS TO INDEMNIFIED LIABILITY. Each party hereto shall cooperate fully with the other parties with respect to access to books, records, or other documentation within such party's control, if deemed reasonably necessary or appropriate by any party in the defense of any claim which may give rise to indemnification hereunder.


                                  ARTICLE VIII
                                OTHER PROVISIONS

     8.1 FURTHER ASSURANCES. At such time and from time to time on and after the date hereof upon request by Medtronic, the Company will execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, certificates and assurances that may be required for the better conveying, transferring, assigning, delivering, assuring and confirming to Medtronic, or to its respective successors and assigns, all of the Shares or to otherwise carry out the purposes of this Agreement.

     8.2 COMPLETE AGREEMENT. The schedules and exhibits to this Agreement shall be construed as an integral part of this Agreement to the same extent as if they had been set forth verbatim herein. This Agreement and the schedules and exhibits hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements whether written or oral relating hereto.

     8.3 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations, warranties, covenants and agreements contained herein shall survive the purchase of the Shares and remain in full force and effect. No independent investigation of the Company by Medtronic, its counsel, or any of its agents or employees shall in any way limit or restrict the scope of the representations and warranties made by the Company in this Agreement.

     8.4 WAIVER, DISCHARGE, AMENDMENT, ETC. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. This Agreement may be amended by the Company and Medtronic, by mutual action approved by their respective Boards of Directors or their respective officers authorized by such Board of Directors, at any time prior to the Closing Date. Any amendment to this Agreement shall be in writing and signed by the Company and Medtronic.

     8.5 NOTICES. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

     if to Medtronic to:

          Medtronic Asset Management, Inc.
          Corporate Center
          7000 Central Avenue N.E.
          Minneapolis, Minnesota 55432
          Attention: Michael D. Ellwein,
                     Vice President Corporate Development
                     and Associate General Counsel
          FAX (612) 572-5404

     if to the Company to:

          Endocardial Solutions, Inc.
          1350 Energy Lane, Suite 110
          St. Paul, Minnesota 55108-5254
          Attention: James W. Bullock,
                     President and Chief Executive Officer
          FAX (612) 644-7897

     Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

     8.6 PUBLIC ANNOUNCEMENT. In the event any party proposes to issue any press release or public announcement concerning any provisions of this Agreement or the transactions contemplated hereby, such party shall so advise the other parties hereto, and the parties shall thereafter use their best efforts to cause a mutually agreeable release or announcement to be issued. Neither party will publicly disclose or divulge any provisions of this Agreement or the transactions contemplated hereby without the other parties' written consent, except as may be required by applicable law or stock exchange regulation, and except for communications to employees.

     8.7 EXPENSES. Except as otherwise provided in this Agreement, the Company and Medtronic shall each pay their own expenses incident to this Agreement and the preparation for, and consummation of, the transactions provided for herein.

     8.8 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws.

     8.9 TITLES AND HEADINGS; CONSTRUCTION. The titles and headings to the Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

     8.10 BENEFIT. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument.

     8.12 PARTIES IN INTEREST. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.

                              ENDOCARDIAL SOLUTIONS, INC.


                              By
                                -------------------------
                              Name: James W. Bullock
                              Title:President and Chief
                                    Executive Officer

                              MEDTRONIC ASSET MANAGEMENT, INC.


                              By
                                ------------------------
                              Name:
                              Title:

                                TABLE OF CONTENTS


ARTICLE I
     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.1  Specific Definitions . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2  Definitional Provisions  . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE II
     PURCHASE OF COMMON STOCK  . . . . . . . . . . . . . . . . . . . . . . .   4
     2.1  Purchase and Sale of Shares  . . . . . . . . . . . . . . . . . . .   4
     2.2  Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE III
     CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . . . . . . .   5
     3.1  Conditions of Obligation of Medtronic  . . . . . . . . . . . . . .   5
     3.2  Conditions of Obligation of the Company  . . . . . . . . . . . . .   6

ARTICLE IV
     REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . . . . . . . . . . .   6
     4.1  Organization, Qualifications and Corporate Power . . . . . . . . .   6
     4.2  Authorization of Agreement, Etc  . . . . . . . . . . . . . . . . .   7
     4.3  Validity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
     4.4  Registration Statement . . . . . . . . . . . . . . . . . . . . . .   7
     4.5  No Stop Order; Errors and Omissions  . . . . . . . . . . . . . . .   8
     4.6  Absence of Certain Changes . . . . . . . . . . . . . . . . . . . .   8

ARTICLE V
     REPRESENTATIONS AND WARRANTIES OF MEDTRONIC . . . . . . . . . . . . . .   8
     5.1  Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . .   9
     5.2  Corporate Authority  . . . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE VI
     RESTRICTIONS ON TRANSFER, REGISTRATION RIGHTS . . . . . . . . . . . . .   9
     6.1  Restrictions on Transfer . . . . . . . . . . . . . . . . . . . . .   9
     6.2  Demand Registration  . . . . . . . . . . . . . . . . . . . . . . .  11
     6.3  Piggyback Registrations  . . . . . . . . . . . . . . . . . . . . .  12
     6.4  Form S-3 Registration  . . . . . . . . . . . . . . . . . . . . . .  13
     6.5  Expenses of Registration . . . . . . . . . . . . . . . . . . . . .  14
     6.6  Obligations of the Company . . . . . . . . . . . . . . . . . . . .  14
     6.7  Termination of Registration Rights . . . . . . . . . . . . . . . .  16
     6.8  Delay of Registration  . . . . . . . . . . . . . . . . . . . . . .  16
     6.9  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . .  16
     6.10 Assignment of Registration Rights  . . . . . . . . . . . . . . . .  19

     6.11 Amendment of Registration Rights . . . . . . . . . . . . . . . . .  19
     6.12 Limitation on Subsequent Registration Rights . . . . . . . . . . .  19
     6.13 Registration Rights Separate from Other Registration Rights  . . .  20

ARTICLE VII
     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
     7.1  Indemnification of Medtronic . . . . . . . . . . . . . . . . . . .  20
     7.2  Indemnification of the Company . . . . . . . . . . . . . . . . . .  21
     7.3  Third-Party Claims . . . . . . . . . . . . . . . . . . . . . . . .  21
     7.4  Cooperation as to Indemnified Liability  . . . . . . . . . . . . .  21

ARTICLE VIII
     OTHER PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.1  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.2  Complete Agreement . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.3  Survival of Representations, Warranties and Agreements . . . . . .  22
     8.4  Waiver, Discharge, Amendment, Etc  . . . . . . . . . . . . . . . .  22
     8.5  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     8.6  Public Announcement  . . . . . . . . . . . . . . . . . . . . . . .  23
     8.7  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     8.8  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . .  23
     8.9  Titles and Headings; Construction  . . . . . . . . . . . . . . . .  24
     8.10 Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     8.11 Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     8.12 Parties in Interest  . . . . . . . . . . . . . . . . . . . . . . .  24